



China Yida



Focused on Our Strengths...

中国易达
CHINA YIDA

November 2009

Safe Harbor Statement

CHINA YIDA

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by China Yida Holding, Co. (the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the tourism, entertainment, media and other related businesses generally, the timing of the new projects and operations, increased costs and other risks associated with developing projects and operations, business levels at the Company's parks, channels and other operations and our ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Equity Snapshot

中国易达 CHINA YIDA

OTCBB	CNDH
Closing Price (October 28, 2009)	$ 10.00
Market Capitalization	$ 170.21 million
Total Shares Outstanding	17.02 million
Revenues (ttm)	$ 45.89 million
Net Income (ttm)	$ 24.12 million
EPS (ttm, diluted)	$ 1.40
P/E (ttm)	7.14x
Fiscal Year End	December 31

ttm = Trailing Twelve Month as of September 30, 2009

Investment Highlights

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue growth and net margins of 50%+
7. Attractive valuation relative to peers and financial performance

Company Overview

中国易达 CHINA YIDA

A leading diversified entertainment enterprise focused on China's fast-growing media and tourism industries in China

Media
- **FETV** (Comprehensive provincial TV Channel)
- **"Journey Through China on the Train"** (Railroad-on-board infomercial program)

Tourism and Entertainment
- **Great Golden Lake** (Global Geopark)
- **Hua'an Tulou** (World Cultural Heritage)
- **Yunding** (Large-scale recreational park)



n November 2007
ees -- Creation Division
Management Division
Marketing Division
Fuzhou, China

China's Booming Tourism Market

中国易达 CHINA YIDA

- **Visits to tourist attractions are predicted to increase at CAGR of 8% between 2008 and 2013, with annual average growth in value of 13% .**

  (Source: Euromonitor International 2009)

- **Growth Drivers**
  a. Rising disposable income
  b. Large and growing middle class - between 100 million and 250 million strong
  c. More leisure time and higher willingness to take holidays
  d. Rapid increase in car ownership
  e. Improving transport infrastructure

Travel Seasonality - 2008



14
12
10
8
6
4
2
0
Jan
Feb
March
April
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec

Forecasted Departures by Railway: 2008-2013



(,000)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,271
1,375
1,556
1,824
2010
2011
2012
2013

Source: Euromonitor International (2009)

China's Booming Tourism Market

中国易达 CHINA YIDA

Spending on visits to historic buildings and national parks are expected to grow dramatically over the next four years.

RMB million

	2008	2009	2010	2011	2012	2013
Art galleries	701.2	746.0	883.1	1,019.0	1,226.7	1,525.8
Casinos	-	-	-	-	-	-
Circuses	-	-	-	-	-	-
Historic buildings/sites	13,475.6	14,137.8	16,529.0	17,837.0	19,783.7	22,734.1
Museums	2,824.1	3,179.0	3,959.9	4,219.9	4,623.6	5,250.9
National parks/areas of natural beauty	26,505.4	30,394.8	38,502.3	41,842.0	46,726.7	54,050.6
Theatres	2,701.7	3,080.0	3,880.8	4,191.3	4,652.4	5,350.3
Theme/amusement	14,440.0	14,986.4	17,351.8	18,528.9	20,341.7	23,145.6
Zoos/aquariums	1,617.0	1,808.1	2,238.9	2,436.4	2,724.5	3,155.6
Other tourist attractions	1,311.1	1,399.9	1,662.8	1,775.4	1,949.0	2,217.5
Total	63,576.1	69,731.9	85,008.6	91,850.0	102,028.3	117,430.4

CAGR (2008-2013) =11.0%

CAGR (2008-2013) =15.3%

Source: Euromonitor International (2009)

China Media Industry Overview

中国易达 CHINA YIDA

China Yida's targeted media sectors, TV & On-board TV, are growing strongly.

China's Media Market Overview									
Media (Million of USD)	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	3,375	4,694	6,800	8,987	11,247	14,173	16,765	19,977	23,173
Radio					301	501	664	1,000	1,334
Newspaper	1,104	1,521	2,020	2,621	2,764	2,979	3,230	3,451	3,622
Magazine	66	100	178	229	282	357	431	518	622
Outdoor	1,078	1,290	1,468	1,514	1,992	2,461	2,739	3,086	3,898
Internet	60	79	169	303	527	783	1,395	2,305	3,236
Other Digital Media						333	735	1,338	1,961
Total	5,683	7,684	10,635	13,654	17,113	21,587	25,959	31,675	37,846

Y-to-Y Change	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	28.6%	39.1%	44.9%	32.2%	25.1%	26.0%	16.4%	19.2%	16.0%
Radio						66.3%	30.4%	50.6%	33.4%
Newspaper	15.2%	37.8%	32.8%	29.8%	5.5%	7.8%	6.7%	6.8%	5.0%
Magazine	31.2%	51.3%	77.7%	28.6%	22.9%	26.7%	18.8%	20.0%	20.0%
Outdoor		19.7%	13.8%	3.1%	31.6%	23.5%	9.5%	12.7%	26.3%
Internet	41.5%	32.6%	114.8%	78.6%	73.9%	48.6%	75.4%	65.3%	40.4%
Other Digital Media							117.5%	82.0%	46.5%
Total	43.2%	35.2%	38.4%	28.4%	25.3%	26.1%	18.3%	22.0%	19.5%

% as Media Industry	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	59.4%	61.1%	63.9%	65.8%	65.7%	65.7%	64.6%	63.1%	61.3%
Radio					1.8%	2.3%	2.6%	3.2%	3.5%
Newspaper	19.4%	19.8%	19.0%	19.2%	16.2%	13.8%	12.4%	10.9%	9.6%
Magazine	1.2%	1.3%	1.7%	1.7%	1.6%	1.7%	1.7%	1.6%	1.6%
Outdoor	19.0%	16.8%	13.8%	11.1%	11.6%	11.4%	10.5%	9.7%	10.3%
Internet	1.0%	1.0%	1.6%	2.2%	3.1%	3.6%	5.4%	7.3%	8.5%
Other Digital Media						1.5%	2.8%	4.2%	5.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other Digital Media includes: Mobile Phone, In-door LCD display, On-board LCD display and Digital Magazine

Source: NMR, iAdTracker, CODC and GroupM



Tourist Attractions (1) - Great Golden Lake

中国易达 CHINA YIDA

Great Golden Lake – Global Geopark

GLOBAL GEOPARKS NETWORK

UNESCO

- Includes five primary scenic spots: Golden Lake, Shangqing River, Zhuangyuan Rock, Luohan Mountain and Taining Old Town
- Nominee site for World Natural Heritage
- National AAAA tourism destination

- Awarded exclusive management rights from government from 2001 to 2032
- Total initial investment -- $30 million
- Revenue generated from entrance fee
- Population within 4 hours driving range: 160 million



Number of Visitors
(in thousand)
22
155
320
600
2006
2007
2008
2009E







Tourist Attractions (2) – Hua'an Tulou

CHINA YIDA

Hua'an Tulou Cluster – World Cultural Heritage Site

- Ancient architectural attractions built hundred of years ago
- Tulou source
- Includes Fujian Tulou Museum



- Management right effective from 2008 to 2048
- Total initial investment -- $7.5 million
- Revenue generated from entrance fee, restaurant and other services
  - ✓ *Expected No. of visitors in 2009: 100,000*
  - ✓ *1.5 hours drive from Xiamen, a famous coastal tourism city in China*
  - ✓ *AAAAA to be applied for soon*
  - ✓ *Granted priority right to develop other nearby destinations*
  - ✓ *Land use rights secured*



Tourist Attractions (3) – Yunding

Yunding

- **Large natural tourism & recreational park**
- **Opening: Q2 2010**
- **Management right effective from 2008 to 2048**
- **Total investment consideration -- $40 million**
- **Revenue to be generated from entrance fee, hotel, cable car and other recreational projects**

✓ *Expected No. of visitors in 2010: 300,000*
✓ *0.5 hour driving away from Fuzhou, capital of Fujian Province*
✓ *National Well-known Scenery Spot to be applied for soon*
✓ *Granted priority right to develop other nearby destinations*
✓ *Land use rights secured*





FETV

- **Brand**
  - Strong competence in tourism advertising
  - Provincial ranking: #4
- **Product**
  - Covering Fujian Province with a population over 35 million
  - Broadcast 24 hours a day
  - Prime time period (19:00-21:00): 15%
  - Non-prime time period: 20%
- **Distribution**
  - 10+ long term ad agency distributors
  - Share client network with Yida's tourism business
- **Production**
  - Purchase programs directly from producers to control cost
  - Produce attractive programs related to tourism
- **Advertising management rights from 2003 to 2015**
  - First seven years payment - RMB 5mn per annum
  - Subsequent five years payment - to increase by 20%

FETV

Before: 2003		% Δ	After: 2008	
Provincial ranking:	#11		Provincial ranking:	#4
Daily average audience rating:	0.12	336%	Daily average audience rating:	0.56
Provincial market penetration:	2%	600%	Provincial market penetration:	14%
Provincial coverage rate:	27%	240%	Provincial coverage rate:	92%
Advertising revenue:	$0.3mn	36 Fold	2008 advertising revenue:	$23.3mn

FETV

Distinguished Programs ***WIN*** **High Profile Adverting Clients**


健康女人
1+1
海西文化讲坛
海西
特棒
你知道吗
Do You Know
成长
ChengZhang

中国移动通信 CHINA MOBILE 移动通信专家

王老吉

東南汽車 SOUEAST

Coca-Cola

MARTELL COGNAC 马爹利

P&G

Nestlé

Mobil 1

蒙牛

Johnson & Johnson

Clean & Clear 可伶可俐

i'm lovin' it

NIPPON PAINT

On-Board Media Program

CHINA YIDA

"Journey Through China on the Train" is a 5-20 minute tourist infomercial program that leverages Yida's media capabilities to drive traffic to its tourism destinations while at the same time generating revenues from local advertising clients.


"Journey Through China on the Train"
Program Screen Shot

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Sponsor Tag-in
Advertising Income

Three:
Sponsor News
Advertising Income


我们就来到了日则招待所

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Motel
Advertising Income

Three:
Shopping Center
Advertising Income

Four:
Hotel
Advertising Income

- Agreement effective from 2009 to 2016
- Broadcasted on (1) Train lines into Tibet;
  (2) High-speed trains;
  (3) Closed cable TV channels within national railway system
- Payment to China's Railway Media Center: RMB 300,000 per annum for first three years;
  RMB 350,000 per annum for second three years
- As of the end of Q2, our infomercial program is shown on **31 railroad lines with 440 trains**

Strong Synergies Between Tourism and Media Assets

中国易达 CHINA YIDA

Tourism resources make Yida's media platforms stand-out from competitors.

- Tourism resources provide rich content and attractive background for TV programs, and support ratings.
- FETV has become a leading media in marketing to travel related businesses.
- FETV successfully promoted Great Golden Lake, demonstrating its strong ability in tourism advertising.
- Yida's tourism distributors, i.e. travel agencies, and its business partners, i.e. alliance tour destinations and hotels are all potential advertising clients.



Media
Tourism

Yida's media platforms raise the profile of its tourism destinations

- Yida produces programs to market its tourism destinations to TV audiences.
- Yida has a strong media team, whose expertise ensures high profile and effective public communication on tourism topics.
- Yida will exchange advertising time slots with other media companies to advertise its tourism destinations in other markets.

Unique Creation of Efficiency

中国易达 CHINA YIDA

桂林旅游股份有限公司 Guilin Tourism Corporation Limited

PHOENIX SATELLITE TELEVISION 鳳凰衛視控股有限公司 Stock Code 股份代號 8002

	2008 (A)	2008 (A)	2008 (A)
Revenue - Media	$23,319,235		$180,786,883
Cost of Revenue - Media	$5,779,082		$144,422,208
Gross Profit - Media	$17,540,153		$36,364,675
Gross Profit Margin - Media	75.22%		20.11%
Revenue - Tourism	$7,280,258	$29,748,237	
Cost of Revenue - Tourism	$1,904,329	$15,822,471	
Gross Profit - Tourism	$5,375,929	$13,925,766	
Gross Profit Margin - Tourism	73.84%	46.81%	
Operating Expenses	$3,919,429	N/A	N/A
Other Income (Expenses)	($35,205)	N/A	N/A
Income Taxes	$670,347	N/A	N/A
Net Income	$18,291,101	$3,338,128	$37,249,870
Net Profit Margin	59.78%	11.22%	20.60%

(Note: Exchange Rate of 1 USD to 6.8 RMB and 1 USD to 7.7 HKD applied)

Growth Strategy

Replicate the media + tourism business model outside Fujian Province

- Continue to grow attendance and contribution at existing and newly opened tourist attractions
- Expand portfolio of long term management contracts to replicate success at Great Golden Lake
- Increase penetration of on train programming and conversion of advertisers and travel partners
- Leverage media platform to grow value of tourism assets
- Selective acquisitions of additional television stations


Media
Tourism



Experienced Management Team



Minhua Chen – Chairman of Board of Directors, President and Chief Executive Officer

- 30 years of experience in television media and tourism space in China
- News journalist from 1978 -1992
- Part-time university professor at School of Tourism
- Vice-chairman of Fujian Provincial Tourism Institute
- Vice-president of Fujian Advertisement Association
- Publisher of "General Theory of Tourism and Chinese Traditional Culture", a widely used textbook



Yanling Fan – Secretary and Director

- Journalist and radio anchorwoman for the Voice of Strait from 1992 - 1994
- General manager of New Handsome Advertisement Co., Ltd. from 1995 - 2004,
- General Manager of Hong Kong Yitat International Investment Co., Ltd , Chairman of Fujian Golden Lake Economy and Trading (Tourism) Development Co., Ltd., and General Manager of Fujian Education and Broadcasting Media Co., Ltd. since 2000
- "Fujian Splendid Women" and "Advanced worker of advertisement industry Fuzhou 2005"



Yi Wung – Chief Financial Officer

- More than 10 years of experiences in the U.S. financial industry
- Management Director at Etech Securities, Inc. from 2006 – 2008
- Director at Prosperity Financial Group from 2004 – 2005
- Senior Vice President at Global America Investment, Inc. from 2002 - 2003



Wei Zhang – Corporate Secretary and Vice President, Investor Relations

- Senior Vice President of Etech Securities Inc. before joining Yida
- Assistant CEO of Fujian Jingxie Real Estate Development Co.
- B.A. in Economic from University of California



Experienced Management Team

中国易达 CHINA YIDA



Yongxi Lin – Financial Controller
- Financial controller with Yida since 2003
- Former Chief Financial Director with Fujian Furi Group
- Professional member of CICPA
- BA in Accounting in 1994



Jinghua Huo – Vice President, Media
- More than 10 years of experiences in China's media industry
- Director of Customer Development division of People's Daily Daye Media Group from 1998 - 2000
- Director of Marketing division of Fujian News Channel from 2001- 2004



Liping Yan – Vice President, Tourism
- More than 10 years of experiences in China's tourism industry
- Chief of Tourism Bureau of Wuyishan City from 1996 - 2001
- Managing Director of Fujian Wuyishan Tourism Group from 2002 - 2005



Xiaoxing Chen – Vice President, Business and Partnership Development
- Be responsible for formulating and executing business development programs and exploring strategic partnership opportunities
- Former senior marketing manager of Tsingtao Beer Co., Ltd.
- National professional manager (Class 2) and EMBA in 2007



Lion Wung – Vice President, Finance
- Former vice president of Bank of China's local branch in charge of credit business
- BA in law

Financial Highlights

- Annual revenue growth greater than 70% over the past three years to $36.7M in the first 9-months of 2009
- Exceptional margin structure:
  - Gross margin of 79.7% in the first 9-months of 2009
  - Net margin of 53.3% in the first 9-months of 2009
- Annual net-profit growth greater than 77% over the past three years to $19.6M in the first 9-months of 2009
- Rapid ROI on new projects and long-term visibility
- Solid financial condition with $9 million in cash and only $6 million in debt

Strong Financial Performance

CHINA YIDA

Revenue – US$


CAGR: 73.2%
CAGR: 71.5%
10,211,833
14,577,765
30,599,493
21,418,463
36,710,366
2006
2007
2008
9 mos of 2008
9 mos of 2009

Gross Profit – US$


CAGR: 70.2%
CAGR: 84.3%
7,927,405
12,506,356
22,916,082
15,875,576
29,267,769
2006
2007
2008
9 mos of 2008
9 mos of 2009

Gross Margin

77.6%	85.8%	74.9%	74.1%	79.7%

Strong Financial Performance

Net Profit – US$


CAGR: 77.6%
CAGR: 43.5%
5,816,636
10,987,150
18,291,101
13,631,754
19,553,098
2006
2007
2008
9 mos of 2008
9 mos of 2009

Net Margin

56.9%	75.3%	59.8%	63.6%	53.3%

Income Statement Highlight

Consolidated Income Statement ($ in thousand)	Year Ended December 31,		Nine month periods Ended September 30,	
	2008	2007	2009	2008
Advertisement	$ 23,319	$ 12,246	$ 22,970	$ 16,947
Tourism	7,280	2,330	13,739	4,471
Total net revenue	30,599	14,577	36,710	21,418
Advertisement	5,779	2,000	5,777	3,621
Tourism	1,904	70	1,665	1,921
Total cost of revenue	7,683	2,071	7,442	5,542
Gross profit	22,916	12,506	29,267	15,875
Gross margin	*74.9%*	*85.8%*	*79.7%*	*74.1%*
Income from operations	18,996	8,910	24,784	14,141
Operating Margin	*62.1%*	*61.1%*	*67.5%*	*66.0%*
Net income	18,291	10,978	19,553	13,631
Net Margin	*59.8%*	*75.3%*	*53.3%*	*63.6%*
Basic net earnings per share	$ 0.32	$ 1.16	$ 1.15	$ 1.01
Basic weighted average shares outstanding	57,581,530	9,445,859	17,021,447	13,510,518
Diluted net earnings per share	$ 0.32	$ 1.16	$ 1.11	$ 0.99
Diluted weighted average shares outstanding	57,581,530	9,445,859	17,655,738	13,777,185

Solid Balance Sheet (as of Sept 30, 2009)

中国易达 CHINA YIDA

As of Sept 30, 2009	
Assets (USD)	
Cash and Equivalents	8,723,966
PP&E	33,350,392
Accounts Receivable	10,882
Construction in progress	27,553,375
Total Assets	78,875,086

Strong Cash Position

Low AR, Low Working Capital Requirement

Debt/Equity Ratio:	0.10
Current Ratio:	2.00
Book Value / Share:	4.21

Low Debt, room to increase leverage

Assets (USD)	
Current Liabilities	4,651,635
Long Term Loan	2,495,190
Stockholders' Equity	71,728,261
Total Liabilities & Equity	78,875,086

Peer Valuation

中国易达 CHINA YIDA

	Ticker	Price (Prev Close)	Market Capitalization	Gross Margin	Operating Margin	P/B Ratio	P/E Ratio	Forward P/E Ratio
Huang Shan Tourism	600054	RMB14.15	RMB6,669 mn	41.20%	24.29%	5.70	35.37	29.48
Guilin Tourism	000978	RMB9.19	RMB1,627 mn	48.14%	18.39%	3.48	62.18	35.34
Emei Shan Tourism	000888	RMB 10.08	RMB2,371 mn	43.30%	16.71%	3.54	29.31	37.33
Tourism Average				44.21%	19.8%	4.24	42.3	34.05
Focus Media	Nasdaq: FMCN (ADR)	$13.05	$1,690 mn	58.25%	-58.76%	1.48	--	15.35
Air Media	Nasdaq: AMCN (ADR)	$8.47	$547 mn	5.30%	1.33%	1.93	75.82	41.70
Phoenix Satellite TV	HKSE: 2008	HK$1.85	HK$9,165 mn	--	16.62%	4.93	40.93	--
Media Average				31.78%	--	8.34	58.37	28.52
Yida	OTCBB: CNDH	$10.00	$170.21 mn	79.24%	67.10%	3.27	7.75	--

Financial data as of October 29, 2009

Investment Highlights

中国易达 CHINA YIDA

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue growth and net margins of 50%+
7. Attractive valuation relative to peers and financial performance

Contact

China Yida Holding Company

George Wung, CFO
+1(626) 379-2019
E-mail: g.wung@yidacn.net

Wei Zhang, IR Manager
+1(626) 241-5036
E-mail: w.zhang@yidacn.net

Website: http://www.yidacn.net

CCG Investor Relations, Inc.

1325 Avenue of the Americas
Suite 2800
New York, NY 10019
NY Office: +1(646) 213-1915

Crocker Coulson, President
E-mail: crocker.coulson@ccgir.com

Ed Job, CFA
E-mail: ed.job@ccgir.com







China Yida

Focused on Our Strengths...

中国易达
CHINA YIDA

November 2009